Investor Contact Robert Burrows Vice President, Investor Relations burrowsr@ebsi.com (240) 413-1917 Media Contact Matt Hartwig Senior Director, Media Relations mediarelations@ebsi.com Emergent BioSolutions Announces CEO Transition Robert G. Kramer Sr. to Retire Haywood Miller to Serve as Interim CEO GAITHERSBURG, Md., June 27, 2023 – Emergent BioSolutions (NYSE: EBS, “Emergent” or the “Company”) today announced that Robert G. Kramer Sr. has informed the Board of Directors of his intention to retire from Emergent. Mr. Kramer will step down from his role as President and CEO of Emergent and as a member of the Company’s Board, effective immediately. The Board has appointed Haywood Miller as interim CEO while it conducts a search to identify a new permanent CEO, considering both internal and external candidates and with the assistance of a leading executive search firm. Mr. Miller, Managing Director at Berkeley Research Group (“BRG”), has served as an advisor to the Company and its executive management team for the last several months. In order to ensure a smooth transition, Mr. Kramer will serve as an advisor to the Company until August 1, 2023. “For 24 years, Emergent has created solutions to the world’s most pressing public health threats, delivering medical countermeasures to protect against biological agents like anthrax and smallpox, serious infectious diseases like COVID-19 and Ebola, and the opioid epidemic,” said Mr. Kramer. “Having joined the company shortly after its inception in 1998, I have led and contributed to many teams' efforts to seize opportunities and overcame obstacles. Together, we have advanced important clinical programs, achieved organic growth and expanded the company through key acquisitions. We did all of this while creating a foundation for corporate social responsibility and nurturing a healthy workforce – all in service of the company’s mission to protect and enhance life.” Mr. Kramer added, “It has been a privilege to lead this dedicated and passionate team. I leave Emergent with confidence in the strong culture of quality and compliance, embedded core values, and focus on the mission, which will ensure Emergent’s continued success and impact on its patients, customers, and communities. Emergent no doubt will further shape and support governments’ preparedness and response efforts to help keep people safe, and I am proud and grateful to have been a part of that journey.” EMERGE N T'"

“On behalf of all of us at Emergent, I want to thank Bob for his contributions to the Company over the past 24 years,” said Zsolt Harsanyi, Ph.D, chairman of the Board of Directors. “Under Bob’s leadership, the Company has grown from a single location and a single product to a global leader in protecting people against public health crises. Emergent remains an important partner to U.S. and allied governments to prepare for and respond to these crises, including the ongoing opioid epidemic with NARCAN® Nasal Spray, and we remain as committed as ever to our mission of protecting and enhancing life.” Dr. Harsanyi continued, “2023 is a year of transformation for Emergent. We have delivered on a number of key objectives over the first half of the year, including the sale of our travel health business, amending and extending our credit facility and securing a contract extension from the U.S. government for procurement of ACAM2000 to address the threat of smallpox through the Strategic National Stockpile, and now is the right time to pivot to the next phase of this transformation. Mr. Miller brings a wealth of financial and strategic turnaround experience, making him the right candidate to lead Emergent as we continue executing against our 2023 priorities and conduct a search to identify a permanent CEO who can guide the Company through its continued transformation, return Emergent to growth and enhance shareholder value.” About Haywood Miller Haywood Miller has over 30 years of professional experience as an executive, business owner, workout professional, private equity and debt investor, and securities and mergers and acquisitions lawyer. As a member of BRG, Mr. Miller has had interim leadership roles with public and private companies and has worked on dozens of engagements involving healthcare providers, trade and government contractors, pharmaceutical manufacturers, nutraceutical, product and equipment manufacturers, insurance brokerages, restaurant chains, quarry and mining businesses, and other companies facing financial or operational challenges. He was previously a cofounder and executive vice president of Arguss Communications, Inc., a telecommunication infrastructure business and cofounded and was executive vice president and general counsel for Argan, Inc., a manufacturer and marketer of nutraceuticals and a government contractor working on telecommunications infrastructure for the U.S. and local governments and telephone and cable companies. Mr. Miller was the executive vice president and general counsel with Jupiter National, Inc., a venture capital investing business development company. He previously worked as a principal with the MCG Capital Corporation, a mezzanine financing business-development company; and as a managing director at Advisory Associates, Inc., a McLean, Virginia–based merchant banking firm. Mr. Miller founded and was president and CEO of Renewal Treatment Centers, Inc., a greenfield developer and operator of an eating disorder treatment center. He raised funds, zoned and licensed a EMERGE N T'"

facility in Frederick, Maryland, and worked extensively with the managed care participants and various other payors and referral sources. Mr. Miller was also a securities and mergers and acquisitions lawyer at The Venable Firm. About Emergent BioSolutions At Emergent, our mission is to protect and enhance life. For over 20 years, we’ve been at work defending people from things we hope will never happen—so we are prepared just in case they ever do. We provide solutions for complex and urgent public health threats through a portfolio of vaccines and therapeutics that we develop and manufacture for governments and consumers. We also offer a range of integrated contract development and manufacturing services for pharmaceutical and biotechnology customers. To learn more about how we plan to protect or enhance 1 billion lives by 2030, visit our website and follow us on LinkedIn, Twitter and Instagram. SAFE HARBOR STATEMENT This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the Company’s CEO transition process, are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “should,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. Forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Readers should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause the company’s actual results to differ materially from those indicated by any forward-looking statements. Readers should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the U.S. Securities and Exchange Commission, when evaluating our forward-looking statements. EMERGE NT'"